                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints E. Mac Crawford, Lawrence W. Drinkard and John R. Day, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, in any and all capacities, to sign the Registration Statement to which this power of attorney is attached, to sign all amendments (including post-effective amendments) to the Registration Statement to which this power of attorney is attached, and to file such Registration Statement, all those amendments, and exhibits to them and other documents to be filed in connection with them, with the Securities and Exchange Commission.

     Signature                          Title                   Date
     ---------                          -----                   ----

/s/ E. Mac Crawford            President, Chairman of      May 18, 1994
- ------------------------       the Board of Directors and
(E. Mac Crawford)              Chief Executive Officer


/s/ Lawrence W. Drinkard       Executive Vice President-   May 18, 1994
- ------------------------       Finance (Chief Financial
(Lawrence W. Drinkard)         Officer)


/s/ John R. Day                Vice President and          May 18, 1994
- ------------------------       Controller (Principal
(John R. Day)                  Accounting Officer)


/s/ Edwin M. Banks                  Director               May 18, 1994
- ------------------------
(Edwin M. Banks)


/s/ Andre C. Dimitriadis            Director               May 18, 1994
- ------------------------
(Andre C. Dimitriadis)


/s/ Raymond H. Kiefer               Director               May 18, 1994
- ------------------------
(Raymond H. Kiefer)


/s/ Gerald L. McManis               Director               May 13, 1994
- ------------------------
(Gerald L. McManis)

                                POWER OF ATTORNEY



The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                   /s/ W. Stephen Love
                                   -------------------------------
                                    W. Stephen Love

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 W. STEPHEN LOVE

              Ambulatory Resources, Inc..................................... President
              Atlanta MOB, Inc.............................................. President
              Charter Community Hospital of Des Moines, Inc................. President
              Charter Financial Offices, Inc................................ President
              Charter Medical - Cleveland, Inc.............................. President
              Charter Northside Hospital, Inc............................... President
              Charter Regional Medical Center, Inc.......................... President
              Desert Springs Hospital, Inc.................................. President
              Gwinnett Immediate Care Center, Inc........................... President
              Holcomb Bridge Immediate Care Center, Inc..................... President
              Metropolitan Hospital, Inc.................................... President
              Middle Georgia Hospital, Inc.................................. President
              Rivoli, Inc................................................... President
              Shallowford Community Hospital, Inc........................... President
              Stuart Circle Hospital Corporation............................ President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 12th day of May, 1994.


                                             /s/ Vernon S. Westrich
                                             -------------------------------
                                             Vernon S. Westrich

                                    EXHIBIT A
                                POWER OF ATTORNEY
                               VERNON S. WESTRICH

              Charter Beacon Behavioral Health System, Inc.................. President
              Charter Behavioral Health System of Chicago, Inc.............. President
              Charter Behavioral Health System of Columbia, Inc............. President
              Charter Behavioral Health System of Kansas City, Inc.......... President
              Charter Behavioral Health System of Northwest Arkansas, Inc... President
              Charter Behavioral Health System of Northwest Indiana, Inc.... President
              Charter Behavioral Health System of Paducah, Inc.............. President
              Charter Behavioral Health System of Toledo, Inc............... President
              Charter Contract Services, Inc................................ President
              Charter Indianapolis Behavioral Health System, Inc............ President
              Charter Lafayette Behavioral Health System, Inc............... President
              Charter Little Rock Behavioral Health System, Inc............. President
              Charter Louisville Behavioral Health System, Inc.............. President
              Charter Milwaukee Behavioral Health System, Inc............... President
              Charter Ridge Behavioral Health System, Inc................... President
              Charter Sioux Falls Behavioral Health System, Inc............. President
              Charter South Bend Behavioral Health System, Inc.............. President
              Charter Terre Haute Behavioral Health System, Inc............. President
              Charter Wichita Behavioral Health System, Inc................. President
              Charterton/LaGrange, Inc...................................... President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ Margie M. Smith
                                             -------------------------------
                                             Margie M. Smith

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 MARGIE M. SMITH

              Charter Alvarado Behavioral Health System, Inc................ Director
              Charter Appalachian Hall Behavioral Health System, Inc........ Director
              Charter Arbor Indy Behavioral Health System, Inc.............. Director
              Charter Bay Harbor Behavioral Health System, Inc.............. Director
              Charter Behavioral Health System of Atlanta, Inc.............. Director
              Charter Behavioral Health System of Baywood, Inc.............. Director
              Charter Behavioral Health System of Bradenton, Inc............ Director
              Charter Behavioral Health System of Canoga Park, Inc.......... Director
              Charter Behavioral Health System of Chula Vista, Inc.......... Director
              Charter Behavioral Health System of Evansville, Inc........... Director
              Charter Behavioral Health System at Fair Oaks, Inc............ Director
              Charter Behavioral Health System at Hidden Brook, Inc......... Director
              Charter Behavioral Health System of Jefferson, Inc............ Director
              Charter Behavioral Health System of Lafayette, Inc............ Director
              Charter Behavioral Health System of Lakewood, Inc............. Director
              Charter Behavioral Health System at Los Altos, Inc............ Director
              Charter Behavioral Health System of Michigan City, Inc........ Director
              Charter Behavioral Health System of Nashua, Inc............... Director
              Charter Behavioral Health System at Potomac Ridge, Inc........ Director
              Charter Behavioral Health System of Rockford, Inc............. Director
              Charter Behavioral Health System of San Jose, Inc............. Director
              Charter Behavioral Health System of Texarkana, Inc............ Director
              Charter Behavioral Health System of Tucson, Inc............... Director
              Charter Behavioral Health System of Virginia Beach, Inc....... Director
              Charter Behavioral Health System of Visalia, Inc.............. Director
              Charter Behavioral Health System at Warwick Manor, Inc........ Director
              Charter Behavioral Health System of Washington, D.C., Inc..... Director
              Charter Behavioral Health System of Waverly, Inc.............. Director
              Charter Behavioral Health System of Yorba Linda, Inc.......... Director
              Charter Brawner Behavioral Health System, Inc................. Director
              Charter Canyon Springs Behavioral Health System, Inc.......... Director
              Charter Centennial Peaks Behavioral Health System, Inc........ Director
              Charter Cove Forge Behavioral Health System, Inc.............. Director
              Charter Crescent Pines Behavioral Health System, Inc.......... Director
              Charter Fairbridge Behavioral Health System, Inc.............. Director
              Charter Fenwick Hall Behavioral Health System, Inc............ Director
              Charter Lakehurst Behavioral Health System, Inc............... Director
              Charter Laurel Heights Behavioral Health System, Inc.......... Director
              Charter Laurel Oaks Behavioral Health System, Inc............. Director
              Charter Linden Oaks Behavioral Health System, Inc............. Director
              Charter Meadows Behavioral Health System, Inc................. Director
              Charter Medfield Behavioral Health System, Inc................ Director
              Charter Mid-South Behavioral Health System, Inc............... Director
              Charter Northbrooke Behavioral Health System, Inc............. Director
              Charter Richmond Behavioral Health System, Inc................ Director
              Charter Serenity Lodge Behavioral Health System, Inc.......... Director
              Charter Springwood Behavioral Health System, Inc.............. Director

              Charter Tidewater Behavioral Health System, Inc............... Director
              Charter White Oak Behavioral Health System, Inc............... Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ Lawrence W. Drinkard
                                             -------------------------------
                                             Lawrence W. Drinkard

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              LAWRENCE W. DRINKARD

              Charter Alvarado Behavioral Health System, Inc................ President
              Charter Appalachian Behavioral Health System, Inc............. President
              Charter Arbor Indy Behavioral Health System, Inc.............. President
              Charter Bay Harbor Behavioral Health System, Inc.............. President
              Charter Behavioral Health System at Fair Oaks, Inc............ President
              Charter Behavioral Health System at Hidden Brook, Inc......... President
              Charter Behavioral Health System at Los Altos, Inc............ President
              Charter Behavioral Health System at Potomac Ridge, Inc........ President
              Charter Behavioral Health System at Warwick Manor, Inc........ President
              Charter Behavioral Health System of Baywood, Inc.............. President
              Charter Behavioral Health System of Bradenton, Inc............ President
              Charter Behavioral Health System of Canoga Park, Inc.......... President
              Charter Behavioral Health System of Chula Vista, Inc.......... President
              Charter Behavioral Health System of Evansville, Inc........... President
              Charter Behavioral Health System of Jefferson, Inc............ President
              Charter Behavioral Health System of Lafayette, Inc............ President
              Charter Behavioral Health System of Lakewood, Inc............. President
              Charter Behavioral Health System of Michigan City, Inc........ President
              Charter Behavioral Health System of Nashua, Inc............... President
              Charter Behavioral Health System of Rockford, Inc............. President
              Charter Behavioral Health System of San Jose, Inc............. President
              Charter Behavioral Health System of Texarkana, Inc............ President
              Charter Behavioral Health System of Tucson, Inc............... President
              Charter Behavioral Health System of Virginia Beach, Inc....... President
              Charter Behavioral Health System of Visalia, Inc.............. President
              Charter Behavioral Health System of Washington, D.C., Inc..... President
              Charter Behavioral Health System of Waverly, Inc.............. President
              Charter Behavioral Health System of Yorba Linda, Inc.......... President
              Charter Behavioral Health Systems of Atlanta, Inc............. President
              Charter Brawner Behavioral Health System, Inc................. President
              Charter Canyon Springs Behavioral Health System, Inc.......... President
              Charter Centennial Peaks Behavioral Health System, Inc........ President
              Charter Cove Forge Behavioral Health System, Inc.............. President
              Charter Crescent Pines Behavioral Health System, Inc.......... President
              Charter Fairbridge Behavioral Health System, Inc.............. President
              Charter Fenwick Hall Behavioral Health System, Inc............ President
              Charter Hospital of St. Louis, Inc............................ President
              Charter Lakehurst Behavioral Health System, Inc............... President
              Charter Laurel Heights Behavioral Health System, Inc.......... President
              Charter Laurel Oaks Behavioral Health System, Inc............. President
              Charter Linden Oaks Behavioral Health System, Inc............. President
              Charter Meadows Behavioral Health System, Inc................. President
              Charter Medfield Behavioral Health System, Inc................ President
              Charter Mid-South Behavioral Health System, Inc............... President
              Charter Northbrooke Behavioral Health System, Inc............. President
              Charter Richmond Behavioral Health System, Inc................ President
              Charter Serenity Lodge Behavioral Health System, Inc.......... President
              Charter Springwood Behavioral Health System, Inc.............. President
              Charter Tidewater Behavioral Health System, Inc............... President
              Charter White Oak Behavioral Health System, Inc............... President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ Jim R. Johnson
                                             -------------------------------
                                             Jim R. Johnson

                                   EXHIBIT A
                               POWER OF ATTORNEY
                                JIM R. JOHNSON

              Charter Behavioral Health System of Fort Worth, Inc........... President
              Charter Plains Behavioral Health System, Inc.................. President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 13th day of May, 1994.


                                             /s/ William H. Freeman, Jr.
                                             -------------------------------
                                             William H. Freeman, Jr.

                                   EXHIBIT A
                               POWER OF ATTORNEY
                            WILLIAM H. FREEMAN, JR.

              Charter Medical - New York, Inc............................... President
              Charter Medical of Orange County, Inc......................... President
              Charter Psychiatric Hospitals, Inc............................ President
              Mandarin Meadows, Inc......................................... President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ Joseph M. Cobern
                                             -------------------------------
                                             Joseph M. Cobern

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                JOSEPH M. COBERN

              Ambulatory Resources, Inc..................................... Director
              Atlanta MOB, Inc.............................................. Director
              Beltway Community Hospital, Inc............................... Director
              Charter of Alabama, Inc....................................... Director
              C.A.C.O. Services, Inc........................................ Director
              CCM, Inc...................................................... Director
              Charter Augusta Behavioral Health System, Inc................. Director
              Charter Beacon Behavioral Health System, Inc.................. Director
              Charter Behavioral Health System of Athens, Inc............... Director
              Charter Behavioral Health System of Austin, Inc............... Director
              Charter Behavioral Health System of Central Georgia, Inc...... Director
              Charter Behavioral Health System of Charleston, Inc........... Director
              Charter Behavioral Health System of Charlottesville, Inc...... Director
              Charter Behavioral Health System of Chicago, Inc.............. Director
              Charter Behavioral Health System of Columbia, Inc............. Director
              Charter Behavioral Health System of Corpus Christi, Inc....... Director
              Charter Behavioral Health System of Dallas, Inc............... Director
              Charter Behavioral Health System of Fort Worth, Inc........... Director
              Charter Behavioral Health System of Jackson, Inc.............. Director
              Charter Behavioral Health System of Jacksonville, Inc......... Director
              Charter Behavioral Health System of Kansas City, Inc.......... Director
              Charter Behavioral Health System of Lake Charles, Inc......... Director
              Charter Behavioral Health System of Mobile, Inc............... Director
              Charter Behavioral Health System of Nevada, Inc............... Director
              Charter Behavioral Health System of New Mexico, Inc........... Director
              Charter Behavioral Health System of Northern California, Inc.. Director
              Charter Behavioral Health System of Northwest Arkansas, Inc... Director
              Charter Behavioral Health System of Northwest Indiana, Inc.... Director
              Charter Behavioral Health System of Paducah, Inc.............. Director
              Charter Behavioral Health System of Savannah, Inc............. Director
              Charter Behavioral Health System of Southern California, Inc.. Director
              Charter Behavioral Health System of Tampa Bay, Inc............ Director
              Charter Behavioral Health System of Toledo, Inc............... Director
              Charter Behavioral Health System of the Inland Empire, Inc.... Director
              Charter Behavioral Health System of Winston-Salem, Inc........ Director
              Charter-By-The-Sea Behavioral Health System, Inc.............. Director
              Charter Canyon Behavioral Health System, Inc.................. Director
              Charter Colonial Institute, Inc............................... Director
              Charter Community Hospital, Inc............................... Director
              Charter Community Hospital of Des Moines, Inc................. Director
              Charter Contract Services, Inc................................ Director
              Charter Fairmount Behavioral Health System, Inc............... Director
              Charter Financial Offices, Inc................................ Director
              Charter Forest Behavioral Health System, Inc.................. Director
              Charter Grapevine Behavioral Health System, Inc............... Director
              Charter Greensboro Behavioral Health System, Inc.............. Director
              Charter Health Management of Texas, Inc....................... Director

              Charter Hospital of Columbus, Inc............................. Director
              Charter Hospital of Denver, Inc............................... Director
              Charter Hospital of Ft. Collins, Inc.......................... Director
              Charter Hospital of Laredo, Inc............................... Director
              Charter Hospital of Miami, Inc................................ Director
              Charter Hospital of Mobile, Inc............................... Director
              Charter Hospital of Northern New Jersey, Inc.................. Director
              Charter Hospital of Santa Teresa, Inc......................... Director
              Charter Hospital of St. Louis, Inc............................ Director
              Charter Hospital of Torrance, Inc............................. Director
              Charter Indianapolis Behavioral Health System, Inc............ Director
              Charter Lafayette Behavioral Health System, Inc............... Director
              Charter Lakeside Behavioral Health System, Inc................ Director
              Charter Little Rock Behavioral Health System, Inc............. Director
              Charter Louisville Behavioral Health System, Inc.............. Director
              Charter Medical - California, Inc............................. Director
              Charter Medical - Clayton County, Inc......................... Director
              Charter Medical - Cleveland, Inc.............................. Director
              Charter Medical - Dallas, Inc................................. Director
              Charter Medical Executive Corporation......................... Director
              Charter Medical Information Services, Inc..................... Director
              Charter Medical International, S.A., Inc...................... Director
              Charter Medical - Long Beach, Inc............................. Director
              Charter Medical Management Company............................ Director
              Charter Medical - New York, Inc............................... Director
              Charter Medical of East Valley, Inc........................... Director
              Charter Medical of North Phoenix, Inc......................... Director
              Charter Medical of Orange County, Inc......................... Director
              Charter Mental Health Options, Inc............................ Director
              Charter Milwaukee Behavioral Health System, Inc............... Director
              Charter Mission Viejo Behavioral Health System, Inc........... Director
              Charter MOB of Charlottesville, Inc........................... Director
              Charter North Behavioral Health System, Inc................... Director
              Charter North Counseling Center, Inc.......................... Director
              Charter Northridge Behavioral Health System, Inc.............. Director
              Charter Northside Hospital, Inc............................... Director
              Charter Oak Behavioral Health System, Inc..................... Director
              Charter Palms Behavioral Health System, Inc................... Director
              Charter Peachford Behavioral Health System, Inc............... Director
              Charter Pines Behavioral Health System, Inc................... Director
              Charter Plains Behavioral Health System, Inc.................. Director
              Charter - Provo School, Inc................................... Director
              Charter Psychiatric Hospitals, Inc............................ Director
              Charter Real Behavioral Health System, Inc.................... Director
              Charter Regional Medical Center, Inc.......................... Director
              Charter Ridge Behavioral Health System, Inc................... Director
              Charter Rivers Behavioral Health System, Inc.................. Director
              Charter San Diego Behavioral Health System, Inc............... Director
              Charter Sioux Falls Behavioral Health System, Inc............. Director
              Charter South Bend Behavioral Health System, Inc.............. Director
              Charter Springs Behavioral Health System, Inc................. Director
              Charter Surburban Hospital of Mesquite, Inc................... Director
              Charter Terre Haute Behavioral Health System, Inc............. Director
              Charter Thousand Oaks Behavioral Health System, Inc........... Director
              Charterton/LaGrange, Inc...................................... Director

              Charter Treatment Center of Michigan, Inc..................... Director
              Charter Westbrook Behavioral Health System, Inc............... Director
              Charter Wichita Behavioral Health System, Inc................. Director
              Charter Woods Behavioral Health System, Inc................... Director
              Charter Woods Hospital, Inc................................... Director
              CMCI, Inc..................................................... Director
              CMFC, Inc..................................................... Director
              CMSF, Inc..................................................... Director
              CPS Associates, Inc........................................... Director
              Desert Springs Hospital, Inc.................................. Director
              Employee Assistance Services, Inc............................. Director
              Florida Health Facilities, Inc................................ Director
              Gulf Coast EAP Services, Inc.................................. Director
              Gwinnett Immediate Care Center, Inc........................... Director
              HCS, Inc...................................................... Director
              Holcomb Bridge Immediate Care Center, Inc..................... Director
              Hospital Investors, Inc....................................... Director
              Mandarin Meadows, Inc......................................... Director
              Metropolitan Hospital, Inc.................................... Director
              Middle Georgia Hospital, Inc.................................. Director
              Pacific - Charter Medical, Inc................................ Director
              Peachford Professional Network, Inc........................... Director
              Rivoli, Inc................................................... Director
              Shallowford Community Hospital, Inc........................... Director
              Sistemas De Terapia Respiratoria S.A., Inc.................... Director
              Stuart Circle Hospital Corporation............................ Director
              Tampa Bay Behavioral Health Alliance, Inc..................... Director
              Western Behavioral Systems, Inc............................... Director
              Charter Medical of Puerto Rico, Inc........................... Director

                                POWER OF ATTORNEY



The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ Joan Kradlak
                                             -------------------------------
                                             Joan Kradlak

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                  JOAN KRADLAK

                    CCM, Inc................................................ President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ James R. Bedenbaugh
                                             --------------------------------
                                             James R. Bedenbaugh

                                    EXHIBIT A
                                POWER OF ATTORNEY
                               JAMES R. BEDENBAUGH


                    CMCI, Inc................................................President
                    CMFC, Inc................................................President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ James M. Filush
                                             --------------------------------
                                             James M. Filush

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 JAMES M. FILUSH

              Charter Alvarado Behavioral Health System, Inc................ Director
              Charter Appalachian Hall Behavioral Health System, Inc........ Director
              Charter Arbor Indy Behavioral Health System, Inc.............. Director
              Charter Bay Harbor Behavioral Health System, Inc.............. Director
              Charter Behavioral Health Systems of Atlanta, Inc............. Director
              Charter Behavioral Health System of Baywood, Inc.............. Director
              Charter Behavioral Health System of Bradenton, Inc............ Director
              Charter Behavioral Health System of Canoga Park, Inc.......... Director
              Charter Behavioral Health System of Chula Vista, Inc.......... Director
              Charter Behavioral Health System of Evansville, Inc........... Director
              Charter Behavioral Health System at Fair Oaks, Inc............ Director
              Charter Behavioral Health System at Hidden Brook, Inc......... Director
              Charter Behavioral Health System of Jefferson, Inc............ Director
              Charter Behavioral Health System of Lafayette, Inc............ Director
              Charter Behavioral Health System of Lakewood, Inc............. Director
              Charter Behavioral Health System at Los Altos, Inc............ Director
              Charter Behavioral Health System of Michigan City, Inc........ Director
              Charter Behavioral Health System of Nashua, Inc............... Director
              Charter Behavioral Health System at Potomac Ridge, Inc........ Director
              Charter Behavioral Health System of Rockford, Inc............. Director
              Charter Behavioral Health System of San Jose, Inc............. Director
              Charter Behavioral Health System of Texarkana, Inc............ Director
              Charter Behavioral Health System of Tucson, Inc............... Director
              Charter Behavioral Health System of Virginia Beach, Inc....... Director
              Charter Behavioral Health System of Visalia, Inc.............. Director
              Charter Behavioral Health System at Warwick Manor, Inc........ Director
              Charter Behavioral Health System of Washington, D.C., Inc..... Director
              Charter Behavioral Health System of Waverly, Inc.............. Director
              Charter Behavioral Health System of Yorba Linda, Inc.......... Director
              Charter Brawner Behavioral Health System, Inc................. Director
              Charter Canyon Springs Behavioral Health System, Inc.......... Director
              Charter Centennial Peaks Behavioral Health System, Inc........ Director
              Charter Cove Forge Behavioral Health System, Inc.............. Director
              Charter Crescent Pines Behavioral Health System, Inc.......... Director
              Charter Fairbridge Behavioral Health System, Inc.............. Director
              Charter Fenwick Hall Behavioral Health System, Inc............ Director
              Charter Lakehurst Behavioral Health System, Inc............... Director
              Charter Laurel Heights Behavioral Health System, Inc.......... Director
              Charter Laurel Oaks Behavioral Health System, Inc............. Director
              Charter Linden Oaks Behavioral Health System, Inc............. Director
              Charter Meadows Behavioral Health System, Inc................. Director
              Charter Medfield Behavioral Health System, Inc................ Director
              Charter Mid-South Behavioral Health System, Inc............... Director
              Charter Northbrooke Behavioral Health System, Inc............. Director
              Charter Richmond Behavioral Health System, Inc................ Director
              Charter Serenity Lodge Behavioral Health System, Inc.......... Director
              Charter Springwood Behavioral Health System, Inc.............. Director

              Charter Tidewater Behavioral Health System, Inc............... Director
              Charter White Oak Behavioral Health System, Inc............... Director
              Charter Medical of England Limited............................ Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             Jon C. O'Shaughnessy
                                             -------------------------------
                                             Jon C. O'Shaughnessy

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              JON C. O'SHAUGHNESSY

              CMSF, Inc..................................................... President
              CPS Associates, Inc........................................... President
              Charter Behavioral Health System of Charlottesville, Inc...... President
              Charter Behavioral Health System of Tampa Bay, Inc............ President
              Charter Behavioral Health System of Winston-Salem, Inc........ President
              Charter Fairmount Behavioral Health System, Inc............... President
              Charter Greensboro Behavioral Health System, Inc.............. President
              Charter Hospital of Miami, Inc................................ President
              Charter Lakeside Behavioral Health System, Inc................ President
              Charter MOB of Charlottesville, Inc........................... President
              Charter Mental Health Options, Inc............................ President
              Charter Northridge Behavioral Health System, Inc.............. President
              Charter Peachford Behavioral Health System, Inc............... President
              Charter Pines Behavioral Health System, Inc................... President
              Charter Springs Behavioral Health System, Inc................. President
              Charter Westbrook Behavioral Health System, Inc............... President
              Florida Health Facilities, Inc................................ President
              Peachford Professional Network, Inc........................... President
              Tampa Bay Behavioral Health Alliance, Inc..................... President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ E. Mac Crawford
                                             -------------------------------
                                             E. Mac Crawford

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 E. MAC CRAWFORD

              Charter Medical International, S.A., Inc...................... President
              Charter Medical Management Company............................ President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ David A. Richardson
                                             -------------------------------
                                             David A. Richardson

                                    EXHIBIT A
                                POWER OF ATTORNEY
                               DAVID A. RICHARDSON

              Charter Behavioral Health System of Austin, Inc............... President
              Charter Behavioral Health System of Corpus Christi, Inc....... President
              Charter Behavioral Health System of Dallas, Inc............... President
              Charter Behavioral Health System of Jackson, Inc.............. President
              Charter Behavioral Health System of Lake Charles, Inc......... President
              Charter Behavioral Health System of New Mexico, Inc........... President
              Charter Forest Behavioral Health System, Inc.................. President
              Charter Grapevine Behavioral Health System, Inc............... President
              Charter Health Management of Texas, Inc....................... President
              Charter Medical - California, Inc............................. President
              Charter North Behavioral Health System, Inc................... President
              Charter North Counseling Center, Inc.......................... President
              Charter Palms Behavioral Health System, Inc................... President
              Charter Real Behavioral Health System, Inc.................... President
              Pacific - Charter Medical, Inc................................ President
              Sistemas De Terapia Respiratoria S.A., Inc.................... President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 13th day of May, 1994.


                                             /s/ Donna Y. Wood
                                             -------------------------------
                                             Donna Y. Wood

                                   EXHIBIT A
                               POWER OF ATTORNEY
                                 DONNA Y. WOOD

              Charter Colonial Institute, Inc............................... President
              Charter Hospital of Northern New Jersey, Inc.................. President
              Charter Medical - Clayton County, Inc......................... President
              HCS, Inc...................................................... President
              Hospital Investors, Inc....................................... President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ C. Clark Wingfield
                                             -------------------------------
                                             C. Clark Wingfield

                                   EXHIBIT A
                               POWER OF ATTORNEY
                              C. CLARK WINGFIELD

              Charter Medical Executive Corporation......................... President
              Charter Medical Information Services, Inc..................... President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ Charlotte A. Sanford
                                             -------------------------------
                                             Charlotte A. Sanford

                                    EXHIBIT A
                                POWER OF ATTORNEY
                              CHARLOTTE A. SANFORD

          Ambulatory Resources, Inc......................................... Treasurer
          Atlanta MOB, Inc.................................................. Treasurer
          Beltway Community Hospital, Inc................................... Treasurer
          CCM, Inc.......................................................... Treasurer
          Charter Alvarado Behavioral Health System, Inc.................... Treasurer
          Charter Appalachian Hall Behavioral Health System, Inc............ Treasurer
          Charter Arbor Indy Behavioral Health System, Inc.................. Treasurer
          Charter Augusta Behavioral Health System, Inc..................... Treasurer
          Charter Bay Harbor Behavioral Health System, Inc.................. Treasurer
          Charter Beacon Behavioral Health System, Inc...................... Treasurer
          Charter Behavioral Health System at Fair Oaks, Inc................ Treasurer
          Charter Behavioral Health System at Hidden Brook, Inc............. Treasurer
          Charter Behavioral Health System at Los Altos, Inc................ Treasurer
          Charter Behavioral Health System at Potomac Ridge, Inc............ Treasurer
          Charter Behavioral Health System at Warwick Manor, Inc............ Treasurer
          Charter Behavioral Health System of Athens, Inc................... Treasurer
          Charter Behavioral Health System of Austin, Inc................... Treasurer
          Charter Behavioral Health System of Baywood, Inc.................. Treasurer
          Charter Behavioral Health System of Bradenton, Inc................ Treasurer
          Charter Behavioral Health System of Canoga Park, Inc.............. Treasurer
          Charter Behavioral Health System of Central Georgia, Inc.......... Treasurer
          Charter Behavioral Health System of Charleston, Inc............... Treasurer
          Charter Behavioral Health System of Charlottesville, Inc.......... Treasurer
          Charter Behavioral Health System of Chicago, Inc.................. Treasurer
          Charter Behavioral Health System of Chula Vista, Inc.............. Treasurer
          Charter Behavioral Health System of Columbia, Inc................. Treasurer
          Charter Behavioral Health System of Corpus Christi, Inc........... Treasurer
          Charter Behavioral Health System of Dallas, Inc................... Treasurer
          Charter Behavioral Health System of Evansville, Inc............... Treasurer
          Charter Behavioral Health System of Fort Worth, Inc............... Treasurer
          Charter Behavioral Health System of Jackson, Inc.................. Treasurer
          Charter Behavioral Health System of Jacksonville, Inc............. Treasurer
          Charter Behavioral Health System of Jefferson, Inc................ Treasurer
          Charter Behavioral Health System of Kansas City, Inc.............. Treasurer
          Charter Behavioral Health System of Lafayette, Inc................ Treasurer
          Charter Behavioral Health System of Lake Charles, Inc............. Treasurer
          Charter Behavioral Health System of Lakewood, Inc................. Treasurer
          Charter Behavioral Health System of Michigan City, Inc............ Treasurer
          Charter Behavioral Health System of Mobile, Inc................... Treasurer
          Charter Behavioral Health System of Nashua, Inc................... Treasurer
          Charter Behavioral Health System of Nevada, Inc................... Treasurer
          Charter Behavioral Health System of New Mexico, Inc............... Treasurer
          Charter Behavioral Health System of Northern California, Inc...... Treasurer
          Charter Behavioral Health System of Northwest Arkansas, Inc....... Treasurer
          Charter Behavioral Health System of Northwest Indiana, Inc........ Treasurer
          Charter Behavioral Health System of Paducah, Inc.................. Treasurer
          Charter Behavioral Health System of Rockford, Inc................. Treasurer
          Charter Behavioral Health System of San Jose, Inc................. Treasurer

          Charter Behavioral Health System of Southern California, Inc...... Treasurer
          Charter Behavioral Health System of Tampa Bay, Inc................ Treasurer
          Charter Behavioral Health System of Texarkana, Inc................ Treasurer
          Charter Behavioral Health System of the Inland Empire, Inc........ Treasurer
          Charter Behavioral Health System of Toledo, Inc................... Treasurer
          Charter Behavioral Health System of Tucson, Inc................... Treasurer
          Charter Behavioral Health System of Virginia Beach, Inc........... Treasurer
          Charter Behavioral Health System of Visalia, Inc.................. Treasurer
          Charter Behavioral Health System of Washington, D.C., Inc......... Treasurer
          Charter Behavioral Health System of Waverly, Inc.................. Treasurer
          Charter Behavioral Health System of Winston-Salem, Inc............ Treasurer
          Charter Behavioral Health System of Yorba Linda, Inc.............. Treasurer
          Charter Behavioral Health Systems of Atlanta, Inc................. Treasurer
          Charter Brawner Behavioral Health System, Inc..................... Treasurer
          Charter Canyon Behavioral Health System, Inc...................... Treasurer
          Charter Canyon Springs Behavioral Health System, Inc.............. Treasurer
          Charter Centennial Peaks Behavioral Health System, Inc............ Treasurer
          Charter Colonial Institute, Inc................................... Treasurer
          Charter Community Hospital, Inc................................... Treasurer
          Charter Community Hospital of Des Moines, Inc..................... Treasurer
          Charter Contract Services, Inc.................................... Treasurer
          Charter Cove Forge Behavioral Health System, Inc.................. Treasurer
          Charter Crescent Pines Behavioral Health System, Inc.............. Treasurer
          Charter Fairbridge Behavioral Health System, Inc.................. Treasurer
          Charter Fairmount Behavioral Health System, Inc................... Treasurer
          Charter Fenwick Hall Behavioral Health System, Inc................ Treasurer
          Charter Financial Offices, Inc.................................... Treasurer
          Charter Forest Behavioral Health System, Inc...................... Treasurer
          Charter Grapevine Behavioral Health System, Inc................... Treasurer
          Charter Greensboro Behavioral Health System, Inc.................. Treasurer
          Charter Health Management of Texas, Inc........................... Treasurer
          Charter Hospital of Columbus, Inc................................. Treasurer
          Charter Hospital of Denver, Inc................................... Treasurer
          Charter Hospital of Ft. Collins, Inc.............................. Treasurer
          Charter Hospital of Laredo, Inc................................... Treasurer
          Charter Hospital of Miami, Inc.................................... Treasurer
          Charter Hospital of Mobile, Inc................................... Treasurer
          Charter Hospital of Northern New Jersey, Inc...................... Treasurer
          Charter Hospital of Santa Teresa, Inc............................. Treasurer
          Charter Behavioral Health System of Savannah, Inc................. Treasurer
          Charter Hospital of St. Louis, Inc................................ Treasurer
          Charter Hospital of Torrance, Inc................................. Treasurer
          Charter Indianapolis Behavioral Health System, Inc................ Treasurer
          Charter Lafayette Behavioral Health System, Inc................... Treasurer
          Charter Lakehurst Behavioral Health System, Inc................... Treasurer
          Charter Lakeside Behavioral Health System, Inc.................... Treasurer
          Charter Laurel Heights Behavioral Health System, Inc.............. Treasurer
          Charter Laurel Oaks Behavioral Health System, Inc................. Treasurer
          Charter Linden Oaks Behavioral Health System, Inc................. Treasurer
          Charter Little Rock Behavioral Health System, Inc................. Treasurer
          Charter Louisville Behavioral Health System, Inc.................. Treasurer
          Charter Meadows Behavioral Health System, Inc..................... Treasurer
          Charter Medfield Behavioral Health System, Inc.................... Treasurer
          Charter Medical Executive Corporation............................. Treasurer

          Charter Medical Information Services, Inc......................... Treasurer
          Charter Medical International, S.A., Inc.......................... Treasurer
          Charter Medical Management Company................................ Treasurer
          Charter Medical of East Valley, Inc............................... Treasurer
          Charter Medical of North Phoenix, Inc............................. Treasurer
          Charter Medical of Orange County, Inc............................. Treasurer
          Charter Medical - California, Inc................................. Treasurer
          Charter Medical - Clayton County, Inc............................. Treasurer
          Charter Medical - Cleveland, Inc.................................. Treasurer
          Charter Medical - Dallas, Inc..................................... Treasurer
          Charter Medical - Long Beach, Inc................................. Treasurer
          Charter Medical - New York, Inc................................... Treasurer
          Charter Mental Health Options, Inc................................ Treasurer
          Charter Mid-South Behavioral Health System, Inc................... Treasurer
          Charter Milwaukee Behavioral Health System, Inc................... Treasurer
          Charter Mission Viejo Behavioral Health System, Inc............... Treasurer
          Charter MOB of Charlottesville, Inc............................... Treasurer
          Charter North Behavioral Health System, Inc....................... Treasurer
          Charter North Counseling Center, Inc.............................. Treasurer
          Charter Northbrooke Behavioral Health System, Inc................. Treasurer
          Charter Northridge Behavioral Health System, Inc.................. Treasurer
          Charter Northside Hospital, Inc................................... Treasurer
          Charter Oak Behavioral Health System, Inc......................... Treasurer
          Charter of Alabama, Inc........................................... Treasurer
          Charter Palms Behavioral Health System, Inc....................... Treasurer
          Charter Peachford Behavioral Health System, Inc................... Treasurer
          Charter Pines Behavioral Health System, Inc....................... Treasurer
          Charter Plains Behavioral Health System, Inc...................... Treasurer
          Charter Psychiatric Hospitals, Inc................................ Treasurer
          Charter Real Behavioral Health System, Inc........................ Treasurer
          Charter Regional Medical Center, Inc.............................. Treasurer
          Charter Richmond Behavioral Health System, Inc.................... Treasurer
          Charter Ridge Behavioral Health System, Inc....................... Treasurer
          Charter Rivers Behavioral Health System, Inc...................... Treasurer
          Charter San Diego Behavioral Health System, Inc................... Treasurer
          Charter Serenity Lodge Behavioral Health System, Inc.............. Treasurer
          Charter Sioux Falls Behavioral Health System, Inc................. Treasurer
          Charter South Bend Behavioral Health System, Inc.................. Treasurer
          Charter Springs Behavioral Health System, Inc..................... Treasurer
          Charter Springwood Behavioral Health System, Inc.................. Treasurer
          Charter Surburban Hospital of Mesquite, Inc....................... Treasurer
          Charter Terre Haute Behavioral Health System, Inc................. Treasurer
          Charter Thousand Oaks Behavioral Health System, Inc............... Treasurer
          Charter Tidewater Behavioral Health System, Inc................... Treasurer
          Charter Treatment Center of Michigan, Inc......................... Treasurer
          Charter Westbrook Behavioral Health System, Inc................... Treasurer
          Charter White Oak Behavioral Health System, Inc................... Treasurer
          Charter Wichita Behavioral Health System, Inc..................... Treasurer
          Charter Woods Behavioral Health System, Inc....................... Treasurer
          Charter Woods Hospital, Inc....................................... Treasurer
          Charter - Provo School, Inc....................................... Treasurer
          Charterton/LaGrange, Inc.......................................... Treasurer
          Charter-By-The-Sea Behavioral Health System, Inc.................. Treasurer

          CMCI, Inc......................................................... Treasurer
          CMFC, Inc......................................................... Treasurer
          CMSF, Inc......................................................... Treasurer
          CPS Associates, Inc............................................... Treasurer
          C.A.C.O. Services, Inc............................................ Treasurer
          Desert Springs Hospital, Inc...................................... Treasurer
          Employee Assistance Services, Inc................................. Treasurer
          Florida Health Facilities, Inc.................................... Treasurer
          Gulf Coast EAP Services, Inc...................................... Treasurer
          Gwinnett Immediate Care Center, Inc............................... Treasurer
          HCS, Inc.......................................................... Treasurer
          Holcomb Bridge Immediate Care Center, Inc......................... Treasurer
          Hospital Investors, Inc........................................... Treasurer
          Mandarin Meadows, Inc............................................. Treasurer
          Metropolitan Hospital, Inc........................................ Treasurer
          Middle Georgia Hospital, Inc...................................... Treasurer
          Pacific - Charter Medical, Inc.................................... Treasurer
          Peachford Professional Network, Inc............................... Treasurer
          Rivoli, Inc....................................................... Treasurer
          Shallowford Community Hospital, Inc............................... Treasurer
          Sistemas De Terapia Respiratoria S.A., Inc........................ Treasurer
          Stuart Circle Hospital Corporation................................ Treasurer
          Tampa Bay Behavioral Health Alliance, Inc......................... Treasurer
          Western Behavioral Systems, Inc................................... Treasurer
          Carter Medical (Cayman Islands) Ltd............................... Treasurer
          Charter Medical International, Inc................................ Treasurer
          Charter Medical of England Limited................................ Director
          Charter Medical of Puerto Rico, Inc............................... Treasurer

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ Elbert T. McQueen
                                             -------------------------------
                                             Elbert T. McQueen

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                ELBERT T. McQUEEN

              Charter Augusta Behavioral Health System, Inc................. President
              Charter Behavioral Health System of Athens, Inc............... President
              Charter Behavioral Health System of Central Georgia, Inc...... President
              Charter Behavioral Health System of Charleston, Inc........... President
              Charter Behavioral Health System of Jacksonville, Inc......... President
              Charter Behavioral Health System of Mobile, Inc............... President
              Charter Behavioral Health System of Savannah, Inc............. President
              Charter-By-The-Sea Behavioral Health System, Inc.............. President
              Charter Hospital of Mobile, Inc............................... President
              Charter of Alabama, Inc....................................... President
              Charter Rivers Behavioral Health System, Inc.................. President
              Charter Woods Behavioral Health System, Inc................... President
              Charter Woods Hospital, Inc................................... President
              Employee Assistance Services, Inc............................. President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                             /s/ Glenn A. McRae
                                             -------------------------------
                                             Glenn A. McRae

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 GLENN A. McRAE

              Ambulatory Resources, Inc..................................... Director
              Atlanta MOB, Inc.............................................. Director
              Beltway Community Hospital, Inc............................... Director
              Charter of Alabama, Inc....................................... Director
              C.A.C.O. Services, Inc........................................ Director
              CCM, Inc...................................................... Director
              Charter Augusta Behavioral Health System, Inc................. Director
              Charter Beacon Behavioral Health System, Inc.................. Director
              Charter Behavioral Health System of Athens, Inc............... Director
              Charter Behavioral Health System of Austin, Inc............... Director
              Charter Behavioral Health System of Central Georgia, Inc...... Director
              Charter Behavioral Health System of Charleston, Inc........... Director
              Charter Behavioral Health System of Charlottesville, Inc...... Director
              Charter Behavioral Health System of Chicago, Inc.............. Director
              Charter Behavioral Health System of Columbia, Inc............. Director
              Charter Behavioral Health System of Corpus Christi, Inc....... Director
              Charter Behavioral Health System of Dallas, Inc............... Director
              Charter Behavioral Health System of Fort Worth, Inc........... Director
              Charter Behavioral Health System of Jackson, Inc.............. Director
              Charter Behavioral Health System of Jacksonville, Inc......... Director
              Charter Behavioral Health System of Kansas City, Inc.......... Director
              Charter Behavioral Health System of Lake Charles, Inc......... Director
              Charter Behavioral Health System of Mobile, Inc............... Director
              Charter Behavioral Health System of Nevada, Inc............... Director
              Charter Behavioral Health System of New Mexico, Inc........... Director
              Charter Behavioral Health System of Northern California, Inc.. Director
              Charter Behavioral Health System of Northwest Arkansas, Inc... Director
              Charter Behavioral Health System of Northwest Indiana, Inc.... Director
              Charter Behavioral Health System of Paducah, Inc.............. Director
              Charter Behavioral Health System of Savannah, Inc............. Director
              Charter Behavioral Health System of Southern California, Inc.. Director
              Charter Behavioral Health System of Tampa Bay, Inc............ Director
              Charter Behavioral Health System of Toledo, Inc............... Director
              Charter Behavioral Health System of the Inland Empire, Inc.... Director
              Charter Behavioral Health System of Winston-Salem, Inc........ Director
              Charter-By-The-Sea Behavioral Health System, Inc.............. Director
              Charter Canyon Behavioral Health System, Inc.................. Director
              Charter Colonial Institute, Inc............................... Director
              Charter Community Hospital, Inc............................... Director
              Charter Community Hospital of Des Moines, Inc................. Director
              Charter Contract Services, Inc................................ Director
              Charter Fairmount Behavioral Health System, Inc............... Director
              Charter Financial Offices, Inc................................ Director
              Charter Forest Behavioral Health System, Inc.................. Director
              Charter Grapevine Behavioral Health System, Inc............... Director
              Charter Greensboro Behavioral Health System, Inc.............. Director
              Charter Health Management of Texas, Inc....................... Director

              Charter Hospital of Columbus, Inc............................. Director
              Charter Hospital of Denver, Inc............................... Director
              Charter Hospital of Ft. Collins, Inc.......................... Director
              Charter Hospital of Laredo, Inc............................... Director
              Charter Hospital of Miami, Inc................................ Director
              Charter Hospital of Mobile, Inc............................... Director
              Charter Hospital of Northern New Jersey, Inc.................. Director
              Charter Hospital of Santa Teresa, Inc......................... Director
              Charter Hospital of St. Louis, Inc............................ Director
              Charter Hospital of Torrance, Inc............................. Director
              Charter Indianapolis Behavioral Health System, Inc............ Director
              Charter Lafayette Behavioral Health System, Inc............... Director
              Charter Lakeside Behavioral Health System, Inc................ Director
              Charter Little Rock Behavioral Health System, Inc............. Director
              Charter Louisville Behavioral Health System, Inc.............. Director
              Charter Medical - California, Inc............................. Director
              Charter Medical - Clayton County, Inc......................... Director
              Charter Medical - Cleveland, Inc.............................. Director
              Charter Medical - Dallas, Inc................................. Director
              Charter Medical Executive Corporation......................... Director
              Charter Medical Information Services, Inc..................... Director
              Charter Medical International, S.A., Inc...................... Director
              Charter Medical - Long Beach, Inc............................. Director
              Charter Medical Management Company............................ Director
              Charter Medical - New York, Inc............................... Director
              Charter Medical of East Valley, Inc........................... Director
              Charter Medical of North Phoenix, Inc......................... Director
              Charter Medical of Orange County, Inc......................... Director
              Charter Mental Health Options, Inc............................ Director
              Charter Milwaukee Behavioral Health System, Inc............... Director
              Charter Mission Viejo Behavioral Health System, Inc........... Director
              Charter MOB of Charlottesville, Inc........................... Director
              Charter North Behavioral Health System, Inc................... Director
              Charter North Counseling Center, Inc.......................... Director
              Charter Northridge Behavioral Health System, Inc.............. Director
              Charter Northside Hospital, Inc............................... Director
              Charter Oak Behavioral Health System, Inc..................... Director
              Charter Palms Behavioral Health System, Inc................... Director
              Charter Peachford Behavioral Health System, Inc............... Director
              Charter Pines Behavioral Health System, Inc................... Director
              Charter Plains Behavioral Health System, Inc.................. Director
              Charter - Provo School, Inc................................... Director
              Charter Psychiatric Hospitals, Inc............................ Director
              Charter Real Behavioral Health System, Inc.................... Director
              Charter Regional Medical Center, Inc.......................... Director
              Charter Ridge Behavioral Health System, Inc................... Director
              Charter Rivers Behavioral Health System, Inc.................. Director
              Charter San Diego Behavioral Health System, Inc............... Director
              Charter Sioux Falls Behavioral Health System, Inc............. Director
              Charter South Bend Behavioral Health System, Inc.............. Director
              Charter Springs Behavioral Health System, Inc................. Director
              Charter Surburban Hospital of Mesquite, Inc................... Director
              Charter Terre Haute Behavioral Health System, Inc............. Director
              Charter Thousand Oaks Behavioral Health System, Inc........... Director
              Charterton/LaGrange, Inc...................................... Director

              Charter Treatment Center of Michigan, Inc..................... Director
              Charter Westbrook Behavioral Health System, Inc............... Director
              Charter Wichita Behavioral Health System, Inc................. Director
              Charter Woods Behavioral Health System, Inc................... Director
              Charter Woods Hospital, Inc................................... Director
              CMCI, Inc..................................................... Director
              CMFC, Inc..................................................... Director
              CMSF, Inc..................................................... Director
              CPS Associates, Inc........................................... Director
              Desert Springs Hospital, Inc.................................. Director
              Employee Assistance Services, Inc............................. Director
              Florida Health Facilities, Inc................................ Director
              Gulf Coast EAP Services, Inc.................................. Director
              Gwinnett Immediate Care Center, Inc........................... Director
              HCS, Inc...................................................... Director
              Holcomb Bridge Immediate Care Center, Inc..................... Director
              Hospital Investors, Inc....................................... Director
              Mandarin Meadows, Inc......................................... Director
              Metropolitan Hospital, Inc.................................... Director
              Middle Georgia Hospital, Inc.................................. Director
              Pacific - Charter Medical, Inc................................ Director
              Peachford Professional Network, Inc........................... Director
              Rivoli, Inc................................................... Director
              Shallowford Community Hospital, Inc........................... Director
              Sistemas De Terapia Respiratoria S.A., Inc.................... Director
              Stuart Circle Hospital Corporation............................ Director
              Tampa Bay Behavioral Health Alliance, Inc..................... Director
              Western Behavioral Systems, Inc............................... Director
              Charter Medical (Cayman Islands) Ltd.......................... Director
              Charter Medical of International, Inc......................... Director
              Charter Medical of Puerto Rico, Inc........................... Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                              /s/ Howard A. McLure
                                              -------------------------------
                                              Howard A. McLure

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                HOWARD A. MCLURE

              Charter Alvarado Behavioral Health System, Inc................ Director
              Charter Appalachian Hall Behavioral Health System, Inc........ Director
              Charter Arbor Indy Behavioral Health System, Inc.............. Director
              Charter Bay Harbor Behavioral Health System, Inc.............. Director
              Charter Behavioral Health Systems of Atlanta, Inc............. Director
              Charter Behavioral Health System of Baywood, Inc.............. Director
              Charter Behavioral Health System of Bradenton, Inc............ Director
              Charter Behavioral Health System of Canoga Park, Inc.......... Director
              Charter Behavioral Health System of Chula Vista, Inc.......... Director
              Charter Behavioral Health System of Evansville, Inc........... Director
              Charter Behavioral Health System at Fair Oaks, Inc............ Director
              Charter Behavioral Health System at Hidden Brook, Inc......... Director
              Charter Behavioral Health System of Jefferson, Inc............ Director
              Charter Behavioral Health System of Lafayette, Inc............ Director
              Charter Behavioral Health System of Lakewood, Inc............. Director
              Charter Behavioral Health System at Los Altos, Inc............ Director
              Charter Behavioral Health System of Michigan City, Inc........ Director
              Charter Behavioral Health System of Nashua, Inc............... Director
              Charter Behavioral Health System at Potomac Ridge, Inc........ Director
              Charter Behavioral Health System of Rockford, Inc............. Director
              Charter Behavioral Health System of San Jose, Inc............. Director
              Charter Behavioral Health System of Texarkana, Inc............ Director
              Charter Behavioral Health System of Tucson, Inc............... Director
              Charter Behavioral Health System of Virginia Beach, Inc....... Director
              Charter Behavioral Health System of Visalia, Inc.............. Director
              Charter Behavioral Health System at Warwick Manor, Inc........ Director
              Charter Behavioral Health System of Washington, D.C., Inc..... Director
              Charter Behavioral Health System of Waverly, Inc.............. Director
              Charter Behavioral Health System of Yorba Linda, Inc.......... Director
              Charter Brawner Behavioral Health System, Inc................. Director
              Charter Canyon Springs Behavioral Health System, Inc.......... Director
              Charter Centennial Peaks Behavioral Health System, Inc........ Director
              Charter Cove Forge Behavioral Health System, Inc.............. Director
              Charter Crescent Pines Behavioral Health System, Inc.......... Director
              Charter Fairbridge Behavioral Health System, Inc.............. Director
              Charter Fenwick Hall Behavioral Health System, Inc............ Director
              Charter Lakehurst Behavioral Health System, Inc............... Director
              Charter Laurel Heights Behavioral Health System, Inc.......... Director
              Charter Laurel Oaks Behavioral Health System, Inc............. Director
              Charter Linden Oaks Behavioral Health System, Inc............. Director
              Charter Meadows Behavioral Health System, Inc................. Director
              Charter Medfield Behavioral Health System, Inc................ Director
              Charter Mid-South Behavioral Health System, Inc............... Director
              Charter Northbrooke Behavioral Health System, Inc............. Director
              Charter Richmond Behavioral Health System, Inc................ Director
              Charter Serenity Lodge Behavioral Health System, Inc.......... Director
              Charter Springwood Behavioral Health System, Inc.............. Director

              Charter Tidewater Behavioral Health System, Inc............... Director
              Charter White Oak Behavioral Health System, Inc............... Director
              Charter Medical of England Limited............................ Director

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                              /s/ John C. McCauley
                                              -------------------------------
                                              John C. McCauley

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                JOHN C. McCAULEY

              Ambulatory Resources, Inc..................................... Director and Vice President
              Atlanta MOB, Inc.............................................. Director and Vice President
              Beltway Community Hospital, Inc............................... Director and Vice President
              Charter of Alabama, Inc....................................... Director and Vice President
              C.A.C.O. Services, Inc........................................ Director and Vice President
              CCM, Inc...................................................... Director and Vice President
              Charter Augusta Behavioral Health System, Inc................. Director and Vice President
              Charter Beacon Behavioral Health System, Inc.................. Director and Vice President
              Charter Behavioral Health System of Athens, Inc............... Director and Vice President
              Charter Behavioral Health System of Austin, Inc............... Director and Vice President
              Charter Behavioral Health System of Central Georgia, Inc...... Director and Vice President
              Charter Behavioral Health System of Charleston, Inc........... Director and Vice President
              Charter Behavioral Health System of Charlottesville, Inc...... Director and Vice President
              Charter Behavioral Health System of Chicago, Inc.............. Director and Vice President
              Charter Behavioral Health System of Columbia, Inc............. Director and Vice President
              Charter Behavioral Health System of Corpus Christi, Inc....... Director and Vice President
              Charter Behavioral Health System of Dallas, Inc............... Director and Vice President
              Charter Behavioral Health System of Fort Worth, Inc........... Director and Vice President
              Charter Behavioral Health System of Jackson, Inc.............. Director and Vice President
              Charter Behavioral Health System of Jacksonville, Inc......... Director and Vice President
              Charter Behavioral Health System of Kansas City, Inc.......... Director and Vice President
              Charter Behavioral Health System of Lake Charles, Inc......... Director and Vice President
              Charter Behavioral Health System of Mobile, Inc............... Director and Vice President
              Charter Behavioral Health System of Nevada, Inc............... Director and Vice President
              Charter Behavioral Health System of New Mexico, Inc........... Director and Vice President
              Charter Behavioral Health System of Northern California, Inc.. Director and Vice President
              Charter Behavioral Health System of Northwest Arkansas, Inc... Director and Vice President
              Charter Behavioral Health System of Northwest Indiana, Inc.... Director and Vice President
              Charter Behavioral Health System of Paducah, Inc.............. Director and Vice President
              Charter Behavioral Health System of Savannah, Inc............. Director and Vice President
              Charter Behavioral Health System of Southern California, Inc.. Director and Vice President
              Charter Behavioral Health System of Tampa Bay, Inc............ Director and Vice President
              Charter Behavioral Health System of Toledo, Inc............... Director and Vice President
              Charter Behavioral Health System of the Inland Empire, Inc.... Director and Vice President
              Charter Behavioral Health System of Winston-Salem, Inc........ Director and Vice President
              Charter-By-The-Sea Behavioral Health System, Inc.............. Director and Vice President
              Charter Canyon Behavioral Health System, Inc.................. Director and Vice President
              Charter Colonial Institute, Inc............................... Director and Vice President
              Charter Community Hospital, Inc............................... Director and Vice President
              Charter Community Hospital of Des Moines, Inc................. Director and Vice President
              Charter Contract Services, Inc................................ Director and Vice President
              Charter Fairmount Behavioral Health System, Inc............... Director and Vice President
              Charter Financial Offices, Inc................................ Director and Vice President
              Charter Forest Behavioral Health System, Inc.................. Director and Vice President
              Charter Grapevine Behavioral Health System, Inc............... Director and Vice President
              Charter Greensboro Behavioral Health System, Inc.............. Director and Vice President
              Charter Health Management of Texas, Inc....................... Director and Vice President

              Charter Hospital of Columbus, Inc............................. Director and Vice President
              Charter Hospital of Denver, Inc............................... Director and Vice President
              Charter Hospital of Ft. Collins, Inc.......................... Director and Vice President
              Charter Hospital of Laredo, Inc............................... Director and Vice President
              Charter Hospital of Miami, Inc................................ Director and Vice President
              Charter Hospital of Mobile, Inc............................... Director and Vice President
              Charter Hospital of Northern New Jersey, Inc.................. Director and Vice President
              Charter Hospital of Santa Teresa, Inc......................... Director and Vice President
              Charter Hospital of St. Louis, Inc............................ Director and Vice President
              Charter Hospital of Torrance, Inc............................. Director and Vice President
              Charter Indianapolis Behavioral  Health System, Inc........... Director and Vice President
              Charter Lafayette Behavioral Health System, Inc............... Director and Vice President
              Charter Lakeside Behavioral Health System, Inc................ Director and Vice President
              Charter Little Rock Behavioral Health System, Inc............. Director and Vice President
              Charter Louisville Behavioral Health System, Inc.............. Director and Vice President
              Charter Medical - California, Inc............................. Director and Vice President
              Charter Medical - Clayton County, Inc......................... Director and Vice President
              Charter Medical - Cleveland, Inc.............................. Director and Vice President
              Charter Medical - Dallas, Inc................................. Director and Vice President
              Charter Medical Executive Corporation......................... Director and Vice President
              Charter Medical Information Services, Inc..................... Director and Vice President
              Charter Medical International, S.A., Inc...................... Director and Vice President
              Charter Medical - Long Beach, Inc............................. Director and Vice President
              Charter Medical Management Company............................ Director and Vice President
              Charter Medical - New York, Inc............................... Director and Vice President
              Charter Medical of East Valley, Inc........................... Director and Vice President
              Charter Medical of North Phoenix, Inc......................... Director and Vice President
              Charter Medical of Orange County, Inc......................... Director and Vice President
              Charter Mental Health Options, Inc............................ Director and Vice President
              Charter Milwaukee Behavioral Health System, Inc............... Director and Vice President
              Charter Mission Viejo Behavioral Health System, Inc........... Director and Vice President
              Charter MOB of Charlottesville, Inc........................... Director and Vice President
              Charter North Behavioral Health System, Inc................... Director and Vice President
              Charter North Counseling Center, Inc.......................... Director and Vice President
              Charter Northridge Behavioral Health System, Inc.............. Director and Vice President
              Charter Northside Hospital, Inc............................... Director and Vice President
              Charter Oak Behavioral Health System, Inc..................... Director and Vice President
              Charter Palms Behavioral Health System, Inc................... Director and Vice President
              Charter Peachford Behavioral Health System, Inc............... Director and Vice President
              Charter Pines Behavioral Health System, Inc................... Director and Vice President
              Charter Plains Behavioral Health System, Inc.................. Director and Vice President
              Charter - Provo School, Inc................................... Director and Vice President
              Charter Psychiatric Hospitals, Inc............................ Director and Vice President
              Charter Real Behavioral Health System, Inc.................... Director and Vice President
              Charter Regional Medical Center, Inc.......................... Director and Vice President
              Charter Ridge Behavioral Health System, Inc................... Director and Vice President
              Charter Rivers Behavioral Health System, Inc.................. Director and Vice President
              Charter San Diego Behavioral Health System, Inc............... Director and Vice President
              Charter Sioux Falls Behavioral Health System, Inc............. Director and Vice President
              Charter South Bend Behavioral Health System, Inc.............. Director and Vice President
              Charter Springs Behavioral Health System, Inc................. Director and Vice President
              Charter Surburban Hospital of Mesquite, Inc................... Director and Vice President
              Charter Terre Haute Behavioral Health System, Inc............. Director and Vice President
              Charter Thousand Oaks Behavioral Health System, Inc........... Director and Vice President
              Charterton/LaGrange, Inc...................................... Director and Vice President

              Charter Treatment Center of Michigan, Inc..................... Director and Vice President
              Charter Westbrook Behavioral Health System, Inc............... Director and Vice President
              Charter Wichita Behavioral Health System, Inc................. Director and Vice President
              Charter Woods Behavioral Health System, Inc................... Director and Vice President
              Charter Woods Hospital, Inc................................... Director and Vice President
              CMCI, Inc..................................................... Director and Vice President
              CMFC, Inc..................................................... Director and Vice President
              CMSF, Inc..................................................... Director and Vice President
              CPS Associates, Inc........................................... Director and Vice President
              Desert Springs Hospital, Inc.................................. Director and Vice President
              Employee Assistance Services, Inc............................. Director and Vice President
              Florida Health Facilities, Inc................................ Director and Vice President
              Gulf Coast EAP Services, Inc.................................. Director and Vice President
              Gwinnett Immediate Care Center, Inc........................... Director and Vice President
              HCS, Inc...................................................... Director and Vice President
              Holcomb Bridge Immediate Care Center, Inc..................... Director and Vice President
              Hospital Investors, Inc....................................... Director and Vice President
              Mandarin Meadows, Inc......................................... Director and Vice President
              Metropolitan Hospital, Inc.................................... Director and Vice President
              Middle Georgia Hospital, Inc.................................. Director and Vice President
              Pacific - Charter Medical, Inc................................ Director and Vice President
              Peachford Professional Network, Inc........................... Director and Vice President
              Rivoli, Inc................................................... Director and Vice President
              Shallowford Community Hospital, Inc........................... Director and Vice President
              Sistemas De Terapia Respiratoria S.A., Inc.................... Director and Vice President
              Stuart Circle Hospital Corporation............................ Director and Vice President
              Tampa Bay Behavioral Health Alliance, Inc..................... Director and Vice President
              Western Behavioral Systems, Inc............................... Director and Vice President
              Charter Medical (Cayman Islands) Ltd.......................... Director and Vice President
              Charter Medical of Puerto Rico, Inc........................... Director and Vice President
              Charter Medical International, Inc............................ Director and Vice President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 18th day of May, 1994.


                                              /s/ William E. Hale
                                              -------------------------------
                                              William E. Hale

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                 WILLIAM E. HALE

              Charter Behavioral Health System of Nevada, Inc............... President
              Charter Behavioral Health System of Northern California, Inc.. President
              Charter Behavioral Health System of the Inland Empire, Inc.... President
              Charter Canyon Behavioral Health System, Inc.................. President
              Charter Community Hospital, Inc............................... President
              Charter Medical - Long Beach, Inc............................. President
              Charter Medical of East Valley, Inc........................... President
              Charter Medical of North Phoenix, Inc......................... President
              Charter Mission Viejo Behavioral Health System, Inc........... President
              Charter Oak Behavioral Health System, Inc..................... President
              Charter San Diego Behavioral Health System, Inc............... President
              Charter Thousand Oaks Behavioral Health System, Inc........... President
              Charter - Provo School, Inc................................... President
              Gulf Coast EAP Services, Inc.................................. President

                                POWER OF ATTORNEY


The undersigned director or officer or both, as the case may be, of each of the corporations listed on Exhibit A hereto (singularly, the "Company" and together, the "Companies"), serving in the capacities listed opposite the name of each Company on Exhibit A hereto, hereby constitutes and appoints Charlotte A. Sanford, Lawrence W. Drinkard, and John R. Day his true and lawful attorneys and agents, each with full power to act without the others and each of said attorneys having full power of substitution and resubstitution, to do any and all acts and things and to execute in his name, place or stead in his capacity as an officer or director or both of each of the Companies, any and all instruments which they may deem necessary or advisable to enable each Company to comply with the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Acts of all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses, as may be necessary or desirable in connection with the registration of $375,000,000 aggregate principal amount of 11 1/4% Senior Subordinated Notes due 2004 of Charter Medical Corporation, and the guarantees thereof by the Companies, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as an officer or director or both of each of the Companies to all such registration statements, amendments, post-effective amendments or supplements thereto, and any new or revised prospectuses; and the undersigned hereby ratifies and approves the acts of said attorneys and each of them.

              IN WITNESS WHEREOF, the undersigned director or officer or both, as the case may be, of each of the Companies listed on Exhibit A hereof, has executed this instrument on this 13th day of May, 1994.


                                             /s/ Joseph C. Little
                                             -------------------------------
                                             Joseph C. Little

                                    EXHIBIT A
                                POWER OF ATTORNEY
                                JOSEPH C. LITTLE

              Beltway Community Hospital, Inc............................... President
              Charter Behavioral Health System of Southern California, Inc.. President
              Charter Hospital of Columbus, Inc............................. President
              Charter Hospital of Denver, Inc............................... President
              Charter Hospital of Ft. Collins, Inc.......................... President
              Charter Hospital of Laredo, Inc............................... President
              Charter Hospital of Santa Teresa, Inc......................... President
              Charter Hospital of Torrance, Inc............................. President
              Charter Medical - Dallas, Inc................................. President
              Charter Surburban Hospital of Mesquite, Inc................... President
              Charter Treatment Center of Michigan, Inc..................... President
              C.A.C.O. Services, Inc........................................ President
              Western Behavioral Systems, Inc............................... President